SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 24, 2002

PAUL MUELLER COMPANY __________________________________________________________________________________ (exact name of registrant as specified in its charter)

MISSOURI ____________________________ (state or other jurisdiction of incorporation or organization)	0-4791 ____________________________ (Commission File Number)	44-0520907 ____________________________ (I.R.S. employer identification no.)

1600 WEST PHELPS STREET -- P.O. BOX 828 SPRINGFIELD, MISSOURI ____________________________________________________________ (address of principal executive offices)	65801-0828 ________________________ (zip code)

Registrant's telephone number, including area code:  (417) 831-3000

NOT APPLICABLE

__________________________________________________________________________________
(former name, former address and former fiscal year, if changed since last report)

ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors ("Board") of Paul Mueller Company ("Registrant") recommended to the Board and the Board ratified the appointment of KPMG as the Registrant's independent public accountant effective May 24, 2002.

During the Registrant's two most recent fiscal years ended December 31, 2001, and through the date of this Form 8-K, the Registrant did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS. (c) Exhibits: None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PAUL MUELLER COMPANY
DATE: May 24, 2002	/S/ DONALD E. GOLIK ---------------------------------------------------------------------- Donald E. Golik, Senior Vice President and Chief Financial Officer